UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
July 3, 2017

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number  –  001-10852

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

601 Poydras Street, Suite 1850	New Orleans, LA	70130
(Address of principal executive offices)		(Zip Code)

(504) 249-6088
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported by International Shipholding Corporation (the “Company”), on July 31, 2016, the Company and certain of its direct and indirect subsidiaries (the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the caption and case number, In re: International Shipholding Corporation, et al., Case No. 16-12220 (Jointly Administered).

On March 2, 2017, the Bankruptcy Court entered an order confirming the First Amended Modified Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Plan of Reorganization”).  On July 3, 2017, all applicable conditions set forth in the Plan of Reorganization were satisfied or waived and the effective date of the Plan of Reorganization occurred (the “Effective Date”). The Company filed a Notice of Effective Date of the Plan with the Bankruptcy Court on July 3, 2017.

On the Effective Date, except as otherwise specifically provided for in the Plan of Reorganization, (i) any certificate, share, note, bond, indenture, purchase right, option, warrant or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors giving rise to any Claim (as defined in the Plan of Reorganization) or Interest (as defined in the Plan of Reorganization), were cancelled as to the Debtors and (ii) the obligations of the Debtors pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws or certificate or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of the Debtors were released and discharged.  The registered securities cancelled on the Effective Date include all of the Company’s common stock as well as the Company’s 9.50% Series A Cumulative Redeemable Perpetual Preferred Stock and 9.00% Series B Cumulative Redeemable Perpetual Preferred Stock.

The Company’s outstanding common stock and preferred stock was cancelled on the Effective Date and the holders of the Company’s outstanding common stock and preferred stock will not receive a distribution on account of their equity interests.

The Company intends to file a Form 15 with the Securities and Exchange Commission for the purpose of terminating the registration of its common stock and preferred stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

By:	/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:          July 3, 2017